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                                                                    Exhibit 99.2

                          NOTICE OF GUARANTEED DELIVERY

                             CP LIMITED PARTNERSHIP

            OFFER TO EXCHANGE ITS 7.125% SENIOR NOTES DUE 2011, WHICH
       HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
        FOR ANY AND ALL OF ITS OUTSTANDING 7.125% SENIOR NOTES DUE 2011,
                PURSUANT TO THE PROSPECTUS, DATED MARCH 1, 2001.

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  THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON , 2002,
  UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
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         As set forth in the Prospectus dated March 1, 2002 (the "Prospectus"), under the caption "The Exchange Offer--Guaranteed Delivery Procedures" and the accompanying letter of transmittal (the "Letter of Transmittal") and Instruction 1 thereto, this form, or one substantially equivalent hereto, must be used to accept the Exchange Offer if certificates representing the unregistered 7.125% Senior Notes due 2011 (the "Unregistered Notes") of CP Limited Partnership, a Maryland limited partnership (the "Company"), are not immediately available, if the procedures for book-entry transfer cannot be completed on a timely basis or if time will not permit a holder's certificates or other required documents to reach the Exchange Agent on or prior to the Expiration Date. Such form may be delivered by hand or transmitted by facsimile transmission, mail or hand delivery to the Exchange Agent and must include a guarantee by an Eligible Institution unless such form is submitted on behalf of an Eligible Institution. Capitalized terms used and not defined herein have the meanings assigned to them in the Prospectus.

                Bank One Trust Company, N.A., as Exchange Agent





            By Registered, Certified or Overnight Mail or By Hand:

                         Bank One Trust Company, N.A.
                       One North State Street, 9th Floor
                            Chicago, Illinois 60602
                             Attention: Exchanges

                                 By Facsimile:
                (312) 407-8853 (For Eligible Institutions Only)

                        Confirmation Telephone Number:
                                (800) 524-9472

  Delivery of this instrument to an address other than as set forth above, or transmission of instructions via facsimile other than as set forth above, does not constitute a valid delivery.


         This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

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PLEASE READ THE INSTRUCTIONS TO THE LETTER OF TRANSMITTAL CAREFULLY

Ladies and Gentlemen:

         Upon the terms and subject to the conditions set forth in the Prospectus and the accompanying Letter of Transmittal, receipt of which is hereby acknowledged, the undersigned hereby tenders to the Operating Partnership, the aggregate principal amount of Unregistered Notes set forth below, pursuant to the guaranteed delivery procedures set forth in the Prospectus and accompanying Letter of Transmittal.

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       Certificate Number(s) of Unregistered Notes           Principal Amount of Unregistered Notes Tendered*
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

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

*Must be tendered only in integral multiples of $1,000.

If Unregistered Notes will be tendered by book-entry transfer to the Depository Trust Company, provide account number.

                                    Account No. ________________________________

The undersigned authorizes the Exchange Agent to deliver this Notice of Guaranteed Delivery to the Company and Bank One Trust Company, N.A., as Trustee, with respect to the Unregistered Notes tendered pursuant to the Exchange Offer.

All authority conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall not be affected by, and shall survive, the death or incapacity of the undersigned, and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

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                                PLEASE SIGN HERE

Dated: ________________________, 2002

X_______________________________________________________________________________

                                  Signature(s)
X_______________________________________________________________________________

                         Name(s) of Registered Holder(s)
                             (Please Type or Print)
                                    Address:

Address: _______________________________________________________________________

________________________________________________________________________________

Area Code and Telephone: _______________________________________________________

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                                    GUARANTEE
                    (Not to be Used for Signature Guarantees)

The undersigned, a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker, municipal securities dealer, government securities broker or government securities dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency or (v) a savings association that is a participant in a Securities Transfer Association recognized program, hereby guarantees to deliver to the Exchange Agent, at one of its addresses set forth above, either (a) the Unregistered Notes tendered hereby, in proper form for transfer, or (b) confirmation of the book-entry transfer of such Unregistered Notes to the Exchange Agent's account at the Depository Trust Company maintained for such purpose, pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with one or more properly completed and duly executed Letter(s) of Transmittal (or facsimile thereof) and any other required documents by 5:00 p.m., New York City time, on the third New York Stock Exchange trading day following the Expiration Date.

The undersigned acknowledges that it must deliver the Letter(s) of Transmittal and the Unregistered Notes tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.

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             Name of Firm                                  Title

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         Authorized Signature                    Name (Please Type or Print)

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               Address                                     Dated

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    Area Code and Telephone Number
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NOTE:    DO NOT SEND CERTIFICATES REPRESENTING UNREGISTERED NOTES WITH THIS
         FORM. CERTIFICATES FOR UNREGISTERED NOTES MUST BE SENT WITH YOUR LETTER OF TRANSMITTAL.